Schedule of Investments PIMCO StocksPLUS® Global Portfolio	March 31, 2020 (Unaudited)

(AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES, CONTRACTS AND UNITS, IF ANY)
	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 76.0% ¤
ASSET-BACKED SECURITIES 7.5%
CANADA 0.2%
CARDS Trust 3.047% due 04/17/2023	$400	$399
Total Canada		399
CAYMAN ISLANDS 4.0%
Barings BDC Static CLO Ltd. 2.851% due 04/15/2027 •	646	640
BSPRT Issuer Ltd. 1.755% due 03/15/2028 •	577	550
Crown Point CLO Ltd. 2.989% due 10/20/2028 •	300	290
Gallatin CLO Ltd. 2.869% due 01/21/2028 •	1,000	975
Halcyon Loan Advisors Funding Ltd. 2.747% due 04/20/2027 •	541	538
Jamestown CLO Ltd. 3.056% due 01/17/2027 •	487	481
Neuberger Berman CLO Ltd. 2.631% due 07/15/2027 •	597	581
Octagon Investment Partners Ltd. 2.931% due 04/15/2026 •	130	130
Tralee CLO Ltd. 2.849% due 10/20/2027 •	1,085	1,068
Venture CLO Ltd.
2.681% due 01/15/2028 •	600	586
2.711% due 07/15/2027 •	1,117	1,097
Voya CLO Ltd. 2.514% due 07/25/2026 •	248	243
WhiteHorse Ltd. 2.996% due 07/17/2026 •	290	288
Total Cayman Islands		7,467
UNITED STATES 3.3%
Credit Acceptance Auto Loan Trust 3.550% due 08/15/2027	1,400	1,413
Exeter Automobile Receivables Trust 3.200% due 04/15/2022	195	195
GLS Auto Receivables Issuer Trust
2.470% due 11/15/2023	837	783
3.060% due 04/17/2023	630	617
SLC Student Loan Trust 2.554% due 11/25/2042 •	755	747
SoFi Consumer Loan Program LLC 2.500% due 05/26/2026	194	185
SoFi Professional Loan Program LLC
1.897% due 01/25/2039 •	33	33
2.047% due 10/27/2036 •	85	85
2.510% due 08/25/2033	87	88
2.540% due 05/15/2046	900	872
SpringCastle Funding Asset-Backed Notes 3.200% due 05/27/2036	708	667
Utah State Board of Regents 1.697% due 01/25/2057 •	485	480
Total United States		6,165
Total Asset-Backed Securities (Cost $14,325)		14,031
LOAN PARTICIPATIONS AND ASSIGNMENTS 0.6%
UNITED STATES 0.6%
Toyota Motor Credit Corp. 1.955% (LIBOR03M + 0.580%) due 09/28/2020 «~	1,200	1,182

Schedule of Investments PIMCO StocksPLUS® Global Portfolio (Cont.)	March 31, 2020 (Unaudited)

Total Loan Participations and Assignments (Cost $1,199)		1,182
CORPORATE BONDS & NOTES 34.5%
AUSTRALIA 0.4%
INDUSTRIALS 0.4%
Boral Finance Pty. Ltd. 3.000% due 11/01/2022	600	606
Sydney Airport Finance Co. Pty. Ltd. 5.125% due 02/22/2021	100	103
		709
Total Australia		709
CHINA 0.5%
UTILITIES 0.5%
State Grid Overseas Investment Ltd. 3.750% due 05/02/2023	900	940
Total China		940
DENMARK 0.2%
BANKING & FINANCE 0.2%
Danske Bank A/S 1.844% (US0003M + 1.060%) due 09/12/2023 ~	400	363
Total Denmark		363
FRANCE 1.9%
BANKING & FINANCE 1.9%
Dexia Credit Local S.A.
1.875% due 09/15/2021	1,700	1,728
2.375% due 09/20/2022	1,700	1,766
		3,494
Total France		3,494
GERMANY 1.3%
BANKING & FINANCE 1.3%
Deutsche Bank AG
2.818% (US0003M + 0.970%) due 07/13/2020 ~	2,100	2,070
4.250% due 10/14/2021	500	476
		2,546
Total Germany		2,546
GUERNSEY, CHANNEL ISLANDS 1.1%
BANKING & FINANCE 1.1%
Credit Suisse Group Funding Guernsey Ltd. 4.109% (US0003M + 2.290%) due 04/16/2021 ~	2,000	2,001
Total Guernsey, Channel Islands		2,001
IRELAND 0.2%
BANKING & FINANCE 0.2%
AerCap Ireland Capital DAC
4.250% due 07/01/2020	150	148
4.625% due 10/30/2020	200	194
		342
Total Ireland		342
JAPAN 6.2%
BANKING & FINANCE 5.4%
Mitsubishi UFJ Financial Group, Inc. 2.654% (US0003M + 0.860%) due 07/26/2023 ~	2,900	2,665
Mizuho Financial Group, Inc.
2.273% due 09/13/2021	1,600	1,583
2.553% (US0003M + 0.940%) due 02/28/2022 ~	500	481

Schedule of Investments PIMCO StocksPLUS® Global Portfolio (Cont.)	March 31, 2020 (Unaudited)

3.922% due 09/11/2024 •	200	211
Sumitomo Mitsui Financial Group, Inc.
2.948% (US0003M + 1.110%) due 07/14/2021 ~	2,200	2,101
2.959% (US0003M + 1.140%) due 10/19/2021 ~	500	490
2.559% (US0003M + 0.740%) due 10/18/2022 ~	1,500	1,487
2.679% (US0003M + 0.860%) due 07/19/2023 ~	1,000	986
		10,004
INDUSTRIALS 0.8%
Toyota Industries Corp. 3.235% due 03/16/2023	1,500	1,584
Total Japan		11,588
JERSEY, CHANNEL ISLANDS 0.4%
INDUSTRIALS 0.4%
Heathrow Funding Ltd. 4.875% due 07/15/2023	700	740
Total Jersey, Channel Islands		740
NETHERLANDS 1.1%
BANKING & FINANCE 0.5%
Cooperatieve Rabobank UA 2.500% due 01/19/2021	900	901
INDUSTRIALS 0.6%
Syngenta Finance NV
3.933% due 04/23/2021	700	660
4.441% due 04/24/2023	500	471
		1,131
Total Netherlands		2,032
SINGAPORE 1.3%
BANKING & FINANCE 1.3%
BOC Aviation Ltd. 2.813% (US0003M + 1.050%) due 05/02/2021 ~	300	300
Oversea-Chinese Banking Corp. Ltd. 2.142% (US0003M + 0.450%) due 05/17/2021 ~	1,400	1,394
United Overseas Bank Ltd. 2.286% (US0003M + 0.480%) due 04/23/2021 ~	700	677
		2,371
Total Singapore		2,371
SWITZERLAND 0.3%
BANKING & FINANCE 0.3%
UBS AG 2.430% (US0003M + 0.850%) due 06/01/2020 ~	500	500
Total Switzerland		500
UNITED KINGDOM 5.4%
BANKING & FINANCE 4.3%
Barclays PLC
3.844% (US0003M + 2.110%) due 08/10/2021 ~	1,600	1,546
3.122% (US0003M + 1.430%) due 02/15/2023 ~	600	565
HSBC Holdings PLC
3.400% (US0003M + 1.500%) due 01/05/2022 ~	400	384
2.292% (US0003M + 0.600%) due 05/18/2021 ~	600	588
1.434% (US0003M + 0.650%) due 09/11/2021 ~	800	782
Lloyds Banking Group PLC
1.995% (US0003M + 0.800%) due 06/21/2021 ~	300	293
4.050% due 08/16/2023	400	417
4.550% due 08/16/2028	400	425
Nationwide Building Society 3.766% due 03/08/2024 •	1,800	1,750
Santander UK PLC
2.125% due 11/03/2020	200	199
2.352% (US0003M + 0.660%) due 11/15/2021 ~	800	777

Schedule of Investments PIMCO StocksPLUS® Global Portfolio (Cont.)	March 31, 2020 (Unaudited)

Standard Chartered PLC 2.096% (US0003M + 1.200%) due 09/10/2022 ~	300	291
		8,017
INDUSTRIALS 0.8%
Imperial Brands Finance PLC 2.950% due 07/21/2020	1,600	1,597
UTILITIES 0.3%
BG Energy Capital PLC 4.000% due 10/15/2021	500	502
Total United Kingdom		10,116
UNITED STATES 14.2%
BANKING & FINANCE 7.5%
Aviation Capital Group LLC 7.125% due 10/15/2020	700	692
Citigroup, Inc. 2.603% (US0003M + 1.023%) due 06/01/2024 ~	1,500	1,399
Discover Bank 4.200% due 08/08/2023	800	851
Ford Motor Credit Co. LLC
3.157% due 08/04/2020	200	196
3.550% due 10/07/2022	400	375
General Motors Financial Co., Inc. 3.388% (US0003M + 1.550%) due 01/14/2022 ~	1,000	830
Goldman Sachs Group, Inc. 2.862% (US0003M + 1.170%) due 11/15/2021 ~	500	490
Harley-Davidson Financial Services, Inc.
3.550% due 05/21/2021	600	610
2.520% (US0003M + 0.940%) due 03/02/2021 ~	500	500
Jackson National Life Global Funding 1.248% (US0003M + 0.480%) due 06/11/2021 ~	200	192
JPMorgan Chase & Co.
1.499% (US0003M + 0.610%) due 06/18/2022 ~	700	683
2.696% (US0003M + 0.890%) due 07/23/2024 ~	900	812
4.023% due 12/05/2024 •	800	849
JPMorgan Chase Bank N.A. 2.134% (US0003M + 0.340%) due 04/26/2021 ~	900	877
Morgan Stanley 3.737% due 04/24/2024 •	600	619
Protective Life Global Funding
1.999% due 09/14/2021	1,500	1,491
1.895% (US0003M + 0.520%) due 06/28/2021 ~	1,100	1,063
SBA Tower Trust 3.156% due 10/10/2045	300	300
Wells Fargo Bank N.A. 2.306% (US0003M + 0.500%) due 07/23/2021 ~	1,200	1,170
		13,999
INDUSTRIALS 5.8%
BAT Capital Corp. 2.294% due 08/14/2020 •	2,900	2,853
Bayer U.S. Finance LLC
1.846% (US0003M + 0.630%) due 06/25/2021 ~	200	194
1.751% (US0003M + 1.010%) due 12/15/2023 ~	400	370
Daimler Finance North America LLC
2.143% (US0003M + 0.430%) due 02/12/2021 ~	800	771
2.875% due 03/10/2021	400	396
Dell International LLC 4.420% due 06/15/2021	900	910
Hyundai Capital America 1.889% (US0003M + 1.000%) due 09/18/2020 ~	500	494
Kraft Heinz Foods Co. 2.304% (US0003M + 0.570%) due 02/10/2021 ~	2,500	2,365
Norfolk Southern Railway Co. 9.750% due 06/15/2020	1,500	1,518
Ryder System, Inc.
2.250% due 09/01/2021	400	398
3.400% due 03/01/2023	400	404
Sprint Spectrum Co. LLC 3.360% due 03/20/2023	150	150
Textron, Inc. 3.650% due 03/01/2021	100	100
		10,923
UTILITIES 0.9%
AT&T, Inc. 2.781% (US0003M + 0.950%) due 07/15/2021 ~	600	590

Schedule of Investments PIMCO StocksPLUS® Global Portfolio (Cont.)	March 31, 2020 (Unaudited)

Exelon Corp. 5.150% due 12/01/2020		100	101
Sempra Energy 1.191% (US0003M + 0.450%) due 03/15/2021 ~		600	591
Southern Power Co. 1.666% (US0003M + 0.550%) due 12/20/2020 ~		400	394
			1,676
Total United States			26,598
Total Corporate Bonds & Notes (Cost $65,640)			64,340
NON-AGENCY MORTGAGE-BACKED SECURITIES 4.2%
CAYMAN ISLANDS 0.3%
MF1 Ltd. 2.077% due 12/25/2034 «•		600	537
Total Cayman Islands			537
UNITED KINGDOM 2.9%
Business Mortgage Finance PLC 0.000% due 08/15/2040 •	EUR	461	501
Hawksmoor Mortgages 1.761% due 05/25/2053 •	GBP	1,202	1,469
Towd Point Mortgage Funding 1.611% due 07/20/2045 •		2,032	2,471
Towd Point Mortgage Funding PLC 1.724% due 10/20/2051 •		586	707
Uropa Securities PLC 0.982% due 10/10/2040 •		356	384
Total United Kingdom			5,532
UNITED STATES 1.0%
GS Mortgage Securities Corp. Trust 3.419% due 10/10/2032		$900	858
MASTR Adjustable Rate Mortgages Trust 4.684% due 11/21/2034 ~		154	147
Natixis Commercial Mortgage Securities Trust 1.455% due 02/15/2033 •		200	180
Tharaldson Hotel Portfolio Trust 1.755% due 11/11/2034 •		243	233
VMC Finance LLC 1.720% due 10/15/2035 •		424	397
Total United States			1,815
Total Non-Agency Mortgage-Backed Securities (Cost $8,234)			7,884
SOVEREIGN ISSUES 6.1%
JAPAN 2.3%
Japan Finance Organization for Municipalities 2.000% due 09/08/2020		1,300	1,306
Japan Government International Bond 0.100% due 03/10/2028	JPY	314,204	2,921
Total Japan			4,227
QATAR 2.4%
Qatar Government International Bond
2.375% due 06/02/2021		$3,800	3,794
4.500% due 01/20/2022		700	722
Total Qatar			4,516
SAUDI ARABIA 1.4%
Saudi Government International Bond 2.875% due 03/04/2023		2,600	2,603
Total Saudi Arabia			2,603
Total Sovereign Issues (Cost $11,298)			11,346
U.S. GOVERNMENT AGENCIES 1.2%
UNITED STATES 1.2%
Fannie Mae
1.247% due 12/25/2045 •		426	420
2.105% due 09/25/2046 •		789	794
Freddie Mac
1.105% due 06/15/2041 •		263	261
1.155% due 07/15/2037 •		28	27

Schedule of Investments PIMCO StocksPLUS® Global Portfolio (Cont.)	March 31, 2020 (Unaudited)

1.235% due 10/15/2033 •	203	203
2.095% due 07/15/2040 •	224	224
4.398% due 09/01/2037 •	353	357
Ginnie Mae 2.032% due 06/20/2061 - 10/20/2066 •	37	37
Total U.S. Government Agencies (Cost $2,339)		2,323
U.S. TREASURY OBLIGATIONS 19.8%
UNITED STATES 19.8%
U.S. Treasury Inflation Protected Securities (a)
0.125% due 04/15/2021 (d)	653	640
0.125% due 01/15/2022 (d)	3,875	3,819
0.125% due 04/15/2022 (d)	13,046	12,861
0.125% due 07/15/2022 (d)	1,907	1,889
0.625% due 04/15/2023	6,854	6,907
0.625% due 01/15/2024	3,095	3,147
1.000% due 02/15/2048	1,255	1,547
U.S. Treasury Notes
1.375% due 09/30/2023 (d)	4,700	4,872
2.000% due 04/30/2024	100	107
2.875% due 09/30/2023 (d)	560	610
2.875% due 11/30/2023 (d)	480	525
Total U.S. Treasury Obligations (Cost $36,383)		36,924
SHORT-TERM INSTRUMENTS 2.1%
CERTIFICATES OF DEPOSIT 0.5%
Lloyds Bank Corporate Markets PLC 1.704% (US0003M + 0.500%) due 09/24/2020 ~	900	900
REPURCHASE AGREEMENTS (b) 1.6%		2,890
Total Short-Term Instruments (Cost $3,790)		3,790
Total Investments in Securities (Cost $143,208)		141,820
	SHARES
INVESTMENTS IN AFFILIATES 18.8%
SHORT-TERM INSTRUMENTS 18.8%
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 18.8%
PIMCO Short Asset Portfolio	1,424,250	13,828
PIMCO Short-Term Floating NAV Portfolio III	2,157,245	21,186
Total Short-Term Instruments (Cost $35,399)		35,014
Total Investments in Affiliates (Cost $35,399)		35,014
Total Investments 94.8% (Cost $178,607)		$176,834
Financial Derivative Instruments (c)(e) (1.0)%(Cost or Premiums, net $(16))		(2,009)
Other Assets and Liabilities, net 6.2%		11,613
Net Assets 100.0%		$186,438

Schedule of Investments PIMCO StocksPLUS® Global Portfolio (Cont.)	March 31, 2020 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

* A zero balance may reflect actual amounts rounding to less than one thousand.

¤

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security's country of incorporation may be different from its country of economic exposure.

«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Principal amount of security is adjusted for inflation.
BORROWINGS AND OTHER FINANCING TRANSACTIONS
(b)	REPURCHASE AGREEMENTS:
Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	03/31/2020	04/01/2020	$2,890	U.S. Treasury Inflation Protected Securities 1.125% due 01/15/2021	$(2,952)	$2,890	$2,890
Total Repurchase Agreements	$(2,952)	$2,890	$2,890

The average amount of borrowings outstanding during the period ended March 31, 2020 was $(13) at a weighted average interest rate of 0.150%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(c)	FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED
FUTURES CONTRACTS:
LONG FUTURES CONTRACTS
Variation Margin
Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Asset	Liability
E-mini S&P 500 Index June Futures	06/2020	721	$92,638	$(3,910)	$0	$(1,514)
Euro-Bund 10-Year Bond June Futures	06/2020	1	190	0	14	(12)
Mini MSCI EAFE Index June Futures	06/2020	1,200	93,558	7,934	1	(688)
U.S. Treasury 5-Year Note June Futures	06/2020	235	29,459	1,037	0	(11)
$5,061	$15	$(2,225)
SHORT FUTURES CONTRACTS
Variation Margin
Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Asset	Liability
U.S. Treasury 10-Year Note June Futures	06/2020	111	$(15,394)	$(319)	$15	$0
United Kingdom Long Gilt June Futures	06/2020	1	(169)	(4)	1	0
$(323)	$16	$0
Total Futures Contracts	$4,738	$31	$(2,225)
SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)
Variation Margin
Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(2)	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Asset	Liability
International Lease Finance Corp.	5.000%	Quarterly	12/20/2022	3.758%	$600	$119	$(99)	$20	$0	$(4)

Schedule of Investments PIMCO StocksPLUS® Global Portfolio (Cont.)	March 31, 2020 (Unaudited)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)
Variation Margin
Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Asset	Liability
CDX.IG-34 5-Year Index	1.000%	Quarterly	06/20/2025	$600	$(9)	$5	$(4)	$0	$(2)
INTEREST RATE SWAPS
Variation Margin
Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability
Receive	3-Month USD-LIBOR	2.000%	Semi-Annual	01/15/2050	$100	$(1)	$(29)	$(30)	$3	$0
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	01/16/2050	400	0	(78)	(78)	12	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050	700	(4)	(157)	(161)	20	0
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	02/03/2050	400	(1)	(78)	(79)	11	0
Receive	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028	JPY	300,000	(104)	12	(92)	0	(2)
$(110)	$(330)	$(440)	$46	$(2)
Total Swap Agreements	$0	$(424)	$(424)	$46	$(8)
(d)	Securities with an aggregate market value of $13,699 and cash of $7,580 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2020.
(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(e)	FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER
FORWARD FOREIGN CURRENCY CONTRACTS:
Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered	Currency to be Received	Asset	Liability
BOA	04/2020	GBP	3,468	$4,472	$164	$0
04/2020	$2,949	JPY	318,100	9	0
05/2020	JPY	318,100	$2,956	0	(8)
BPS	04/2020	$1,093	TWD	32,710	0	(7)
05/2020	934	EUR	851	5	0
BRC	04/2020	JPY	68,900	$627	0	(14)
04/2020	$4,063	GBP	3,323	65	0
05/2020	GBP	3,323	$4,066	0	(65)
CBK	04/2020	EUR	1,582	1,735	1	(11)
04/2020	JPY	249,200	2,311	0	(6)
04/2020	$269	EUR	240	0	(4)
04/2020	169	GBP	145	11	0
05/2020	AUD	100	$67	6	0
GLM	06/2020	TWD	32,031	1,075	4	0
HUS	05/2020	GBP	647	801	0	(3)
MYI	04/2020	$89	DKK	600	0	0
Total Forward Foreign Currency Contracts	$265	$(118)
SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)
Swap Agreements, at Value (3)
Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
MYC	CMBX.NA.AAA.6 Index	0.500%	Monthly	05/11/2063	$1,676	$(16)	$16	$0	$0
Total Swap Agreements	$(16)	$16	$0	$0

Schedule of Investments PIMCO StocksPLUS® Global Portfolio (Cont.)	March 31, 2020 (Unaudited)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FAIR VALUE MEASUREMENTS
The following is a summary of the fair valuations according to the inputs used as of March 31, 2020 in valuing the Fund's assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Investments in Securities, at Value
Asset-Backed Securities
Canada	$0	$399	$0	$399
Cayman Islands	0	7,467	0	7,467
United States	0	6,165	0	6,165
Loan Participations and Assignments
United States	0	0	1,182	1,182
Corporate Bonds & Notes
Australia
Industrials	0	709	0	709
China
Utilities	0	940	0	940
Denmark
Banking & Finance	0	363	0	363
France
Banking & Finance	0	3,494	0	3,494
Germany
Banking & Finance	0	2,546	0	2,546
Guernsey, Channel Islands
Banking & Finance	0	2,001	0	2,001
Ireland
Banking & Finance	0	342	0	342
Japan
Banking & Finance	0	10,004	0	10,004
Industrials	0	1,584	0	1,584
Jersey, Channel Islands
Industrials	0	740	0	740
Netherlands
Banking & Finance	0	901	0	901
Industrials	0	1,131	0	1,131
Singapore
Banking & Finance	0	2,371	0	2,371
Switzerland
Banking & Finance	0	500	0	500
United Kingdom
Banking & Finance	0	8,017	0	8,017
Industrials	0	1,597	0	1,597
Utilities	0	502	0	502
United States
Banking & Finance	0	13,999	0	13,999
Industrials	0	10,923	0	10,923
Utilities	0	1,676	0	1,676
Non-Agency Mortgage-Backed Securities
Cayman Islands	0	0	537	537
United Kingdom	0	5,532	0	5,532
United States	0	1,815	0	1,815
Sovereign Issues
Japan	0	4,227	0	4,227
Qatar	0	4,516	0	4,516
Saudi Arabia	0	2,603	0	2,603
U.S. Government Agencies
United States	0	2,323	0	2,323
U.S. Treasury Obligations
United States	0	36,924	0	36,924
Short-Term Instruments
Certificates of Deposit	0	900	0	900
Repurchase Agreements	0	2,890	0	2,890
	$0	$140,101	$1,719	$141,820
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$35,014	$0	$0	$35,014
Total Investments	$35,014	$140,101	$1,719	$176,834
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	31	46	0	77

Schedule of Investments PIMCO StocksPLUS® Global Portfolio (Cont.)	March 31, 2020 (Unaudited)

Over the counter	0	265	0	265
	$31	$311	$0	$342
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(2,225)	(8)	0	(2,233)
Over the counter	0	(118)	0	(118)
	$(2,225)	$(126)	$0	$(2,351)
Total Financial Derivative Instruments	$(2,194)	$185	$0	$(2,009)
Totals	$32,820	$140,286	$1,719	$174,825

There were no significant transfers into or out of Level 3 during the period ended March 31, 2020.

Notes to Financial Statements

1. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The price of the Portfolio's shares is based on the Portfolio's net asset value ("NAV"). The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio's approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Pacific Investment Management Company LLC (the “Adviser”) to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio's investments in open-end management investment companies, other than exchange-traded funds ("ETFs"), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio's portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio's next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio's securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio's securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio's NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio's use of fair valuation may also help to deter “stale price arbitrage” as discussed under the "Frequent or Excessive Purchases, Exchanges and Redemptions" section in the Portfolio's prospectus.

Notes to Financial Statements (Cont.)

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

• Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

• Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio's assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services' internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Notes to Financial Statements (Cont.)

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

2. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio's tax positions for all open tax years. As of March 31, 2020, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio's tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

3. INVESTMENTS IN AFFILIATES

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III ("Central Funds") to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. A copy of each affiliate fund’s shareholder report is available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Portfolio's transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2020 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 12/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$14,101	$78	$0	$0	$(351)	$13,828	$78	$0

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$54,903	$51,302	$(84,900)	$(98)	$(21)	$21,186	$202	$0

† A zero balance may reflect actual amounts rounding to less than one thousand.

(1) The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund.

Glossary: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	CBK	Citibank N.A.	HUS	HSBC Bank USA N.A.
BPS	BNP Paribas S.A.	FICC	Fixed Income Clearing Corporation	MYC	Morgan Stanley Capital Services LLC
BRC	Barclays Bank PLC	GLM	Goldman Sachs Bank USA	MYI	Morgan Stanley & Co. International PLC

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	TWD	Taiwanese Dollar
DKK	Danish Krone	JPY	Japanese Yen	USD (or $)	United States Dollar
EUR	Euro

Index/Spread Abbreviations:
CDX.IG	Credit Derivatives Index - Investment Grade	EAFE	Europe, Australasia, and Far East Stock Index	S&P 500	Standard & Poor’s 500 Index
CMBX	Commercial Mortgage-Backed Index	LIBOR03M	3 Month USD-LIBOR	US0003M	3 Month USD Swap Rate

Other Abbreviations:
CLO	Collateralized Loan Obligation	LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced
DAC	Designated Activity Company	MSCI	Morgan Stanley Capital International